                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                  June 9, 2005

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

     RHODE ISLAND                                                    05-0318215
     (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION
     INCORPORATION OR ORGANIZATION)                NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  On June  9,  2005,  the  Audit  Committee  of the  Board  of  Directors  of
     Astro-Med, Inc. (the Company) dismissed the Company's independent auditors,
     Ernst & Young LLP (EY).  A copy of the  letter of  dismissal  dated June 9,
     2005 (the  "Dismissal  Letter")  is  attached  hereto as  Exhibit  99.1 and incorporated herein by reference.

     During the two most recent  fiscal years of the Company  ended  January 31,
     2005 and 2004,  and the  subsequent  interim period through April 30, 2005, there were no  disagreements  between  the Company and EY on any matters of accounting  principles or practices,  financial  statement  disclosure,  or auditing scope or procedure,  which disagreements,  if not resolved to EY's satisfaction,  would have caused EY to make reference to the subject matter of the  disagreement  in  connection  with its  reports;  and there were no reportable events described under Item 304 (a) (1) (v) of Regulation S-K.

     The audit  reports of EY on the  consolidated  financial  statements of the
     Company as of and for the fiscal years ended  January 31, 2005 and 2004 did not contain any adverse  opinion or disclaimers  of opinion,  nor were they qualified  or  modified  as  to  uncertainty,  audit  scope  or  accounting principles.  A letter from EY attached  hereto as Exhibit 16.1,  indicating its concurrence with disclosures in this and the preceding paragraph.

     During the two most recent  fiscal years of the Company  ended  January 31,
     2005 and 2004 and the subsequent interim period through April 30, 2005, the
     Company did not consult  any other  firms  regarding  any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

     The Company  provided EY with a copy of the foregoing  disclosure  together with the Dismissal Letter. The Dismissal Letter requested that, pursuant to
     Item  304(a)(3),  EY furnish the  Company  with a letter  addressed  to the
     Commission  stating  whether  it  agrees  with the  statements  made by the
     Company  herein  and,  if not,  stating  the  respects in which it does not agree.  A copy of such letter,  dated June 10, 2005, is attached as Exhibit
     99.2 hereto.

(b)  The  Company  expects  to  announce   shortly  its  engagement  of  another
     nationally  recognized  public  accounting firm as the Company's  principal accountant.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

          Exhibit No.                       Exhibit
          -----------                       -------

99.1     Letter of the Company dismissing Ernst & Young LLP dated June 9, 2005
99.2     Letter of Ernst & Young LLP to the Securities and Exchange Commission dated June 10, 2005

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: June 15, 2005                 ASTRO-MED, INC.

                                    By: /s/ Joseph P. O'Connell
                                        ---------------------------------------
                                            Joseph P. O'Connell
                                            Vice President, Treasurer and Chief
                                            Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit
          -----------                       -------

99.1     Letter of Dismissal to Ernst & Young LLP dated June 9, 2005
99.2     Letter of Ernst & Young LLP to the Securities and Exchange Commission dated June 10, 2005